SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            DIGITAL POWER CORPORATION
                            -------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ______________________________________________
     2)   Form, Schedule or Registration Statement No.: ________________________
     3)   Filing Party: ________________________________________________________
     4)   Date Filed: __________________________________________________________

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635


To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Digital Power Corporation to be held at 10:00 a.m. PST, on November 17, 2005, at our corporate offices located at 41920 Christy Street, Fremont, California 94538.

     At the meeting, you will be asked to (i) elect five (5) directors to the board, (ii) approve an amendment to increase the authorized number of shares of common stock from 10,000,000 to 30,000,000, and (iii) approve other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will attend the shareholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.

                                        /s/ Jonathan Wax
                                        -------------------------------------
                                        Jonathan Wax
                                        Chief Executive Officer

October 31, 2005

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 17, 2005


     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Digital Power Corporation (the "Company"), a California corporation, will be held at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538, on Thursday, November 17, 2005, at 10:00 a.m. (PST), for the purpose of considering and acting on the following:

     1. To elect five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified;

     2. To approve an amendment to increase the authorized number of shares from 10,000,000 to 30,000,000 shares; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 28, 2005, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                        By Order of the Board of Directors


                                        /s/ Leo Yen
                                        -------------------------------------
                                        Leo Yen
                                        Secretary
October 31,  2005


                             YOUR VOTE IS IMPORTANT
                             ----------------------

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     We are furnishing this proxy statement to you in connection with our annual meeting to be held on Thursday, November 17, 2005 at 10:00 a.m. (PST) at our corporate headquarters, located at 41920 Christy Street, Fremont, California 94538 and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of five (5) directors to the board to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) to approve an amendment to our articles of incorporation to increase in the number of authorized shares from 10,000,000 to 30,000,000; and (iii) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and is revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with your instructions, if any.

     Our annual report for the fiscal year 2004, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement.

     This proxy statement was first mailed to shareholders on October 31, 2005.


                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors and an amendment to our articles of incorporation.

Who is entitled to vote?

     Only shareholders of record at the close of business on the record date, October 28, 2005 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees and FOR the amendment to increase the number of authorized common stock.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at Digital Power Corporation, 41920 Christy Street, Fremont, California 94538, in writing, voting in person or returning a proxy card with a later date.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Transfer & Trust is the transfer agent for the Company's common stock. Computershare Transfer & Trust will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, Computershare Transfer & Trust, located at 350 Indiana Street, Suite 800, Golden, Colorado 80401, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock may vote. As of the Record Date of October 28, 2005, 6,161,859 shares of common stock were issued and outstanding.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the shareholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. Holders owning a majority of the shares outstanding must approve the amendment to our articles of incorporation.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

     The  following  table shows the amount of our shares of common  stock (AMEX
Symbol: DPW) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and nominees and the executive officers, directors and nominees as a group. As of September 28, there were 6,161,859 shares of common stock outstanding. All information is as of September 28, 2005. Unless indicated otherwise, the address of all shareholders listed is Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

                                                        Shares Beneficially
                                                                Owned(1)
     Name  & Address of Beneficial Owner               Number          Percent
     -----------------------------------               ------          -------
     Telkoor Power Ltd.                               2,661,261         43.2%
     5 Giborei Israel
     Netanya 42293
     Israel
     Ben-Zion Diamant                                 3,028,765(2)      47.6%
     David Amitai                                     2,861,261(3)      45.0%
     Yeheskel Manea                                      20,000(4)         *
     Youval Menipaz                                      20,000(4)         *
     Amos Kohn                                           20,000(4)         *
     Digital Power ESOP                                 167,504          2.7%
     Barry W. Blank                                     450,800          7.3%
     P.O. Box 32056
     Phoenix, AZ  85064

     All directors and executive officers as a group  3,363,765(5)      50.2%
     (6 persons)

     Footnotes to Table
     ------------------
      *   Less than one percent.
     (1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
     (2) Mr. Diamant serves as a director of Telkoor Power Ltd. Includes options to purchase 200,000 shares owned by Mr. Diamant and 2,661,261 shares beneficially owned by Telkoor Power Ltd., which may also be deemed beneficially owned by Mr. Diamant.
     (3) Mr. Amitai serves as a director of Telkoor Power Ltd. Includes options to purchase 200,000 shares owned by Mr. Amitai and 2,661,261 shares beneficially owned by Telkoor Power Ltd., which may also be deemed beneficially owned by Mr. Amitai,.
     (4)  Includes options to purchase 20,000 shares exercisable within 60 days.
     (5) Includes 2,661,261 shares owned by Telkoor Power Ltd., which may be deemed beneficially owned by Mr. Diamant and Mr. Amitai, options to purchase 460,000 shares owned by directors, options to purchase 75,000 shares owned by Mr. Wax and 167,504 shares owned by Digital Power ESOP of which Mr. Wax and Mr. Diamant are trustees and may be deemed beneficial owners.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission") during fiscal year 2004, all current directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of five (5) directors and a maximum of nine (9) directors. The Board has fixed the authorized number of directors at five (5). The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders to be held in 2005 or until a director's earlier death, resignation or removal. Our current directors consist of Messrs. Ben-Zion Diamant, David Amitai, Yeheskel Manea, Youval Menipaz, and Amos Kohn.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The Board has formed a nominating committee and has nominated the following nominees for directors: Messrs. Ben-Zion Diamant, Yeheskel Manea, Youval Menipaz, Amos Kohn and Jonathan Wax. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Ben-Zion Diamant                                           Director since 2001

     Mr. Ben-Zion Diamant, age 55, has been the Chairman of the Board of the Company since November 2001. He has also been Chairman of the Board of Telkoor Power Ltd. since 1994. From 1992-1994, Mr. Diamant was a partner and business development manager of Phascom. From 1989 to 1992, Mr. Diamant was a partner and manager of Rotel Communication. He earned his BA in Political Science from Bar-Ilan University.

Amos Kohn                                                  Director since 2003

     Mr. Amos Kohn, age 45, became a Director of the Company in 2003. Mr. Kohn is the Vice President of Network Modeling of ICTV Inc., a High Tech company located in Los Gatos, California, which is developing a centralized software platform that enables cable operators to deliver revenue-generating new services with full multimedia and real-time interactivity to any digital set-top. In year 2003, Mr. Kohn was Vice President of System Engineering & Business Development of AVIVA Communications, Inc., a High Tech company located in Cupertino, California, which is developing a transport solution for Video On Demand systems. From 2000 to 2003, Mr. Kohn was the Chief Architect of Liberate Technologies, a software company specializing in telecommunications located in San Carlos, California. From 1997 to 2000, Mr. Kohn was the Vice President of Engineering & Technology for Golden Channel, the largest Cable Operator (MSO) in Israel. Mr. Kohn holds a Bachelors of Science in Electronics from ORT Technological College, Israel.

Yeheskel Manea                                             Director since 2002

     Mr. Yeheskel Manea, age 61, has served as a Director of the Company since 2002. Since 1996, he has been a Branch Manager of Bank Hapoalim, one of the leading banks in Israel. Mr. Manea has been employed with Bank Hapoalim since 1972. He holds a Bachelors of Science in Economy and Business Administration from Ferris College, University of Michigan.

Youval Menipaz                                             Director since 2002

     Mr. Youval Menipaz, age 55, has served as a Director of the Company since 2002. Mr. Menipaz has been the Managing Director of Foriland Investments since 2000, a privately owned company that invests in and manages several companies. Since 1977, he has held several executive positions in leading companies within the Israeli market. Among others, he served as the Operation Manager of Osem Industries Ltd, Vice President of Elite Industries Ltd, President of Supershuk Greenberg Ltd. Mr. Menipaz holds a Bachelors of Science in Industrial Engineering from the Technion, the Israeli Institute of Technology.

Jonathan Wax                                               Officer since 2004

     Mr. Jonathan Wax, age 48, became our CEO and President in January 2004. Mr. Wax held Vice President positions with Artesyn Technologies, Inc. and was stationed both domestically and in the Far East, in addition to holding a wide variety of sales positions, including global account responsibilities with some of Artesyn Technologies, Inc.'s largest accounts. From 1994 to 1998, prior to the merger with Zytec and Computer Products, which formed Artesyn Technologies, Inc., Mr. Wax was Vice President of Customer Support and Quality for Computer Products. Mr. Wax holds a Bachelor's degree in Business from the University of Nebraska.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     Prior to January 1, 2005, all directors who were not employees of the Company were paid $10,000 per annum paid quarterly. Effective January 1, 2005, each dependent director will receive $10,000 per annum paid quarterly. However, the director who is designated as the Audit Committee financial expert is paid $15,000 per annum paid quarterly. Upon joining the Board, all directors who are not related parties, are granted options to purchase 10,000 shares of common stock vesting upon completion of one year of service. On February 28, 2005 all directors who are not related parties were granted options to purchase 10,000 shares of common stock.

How often did the Board meet during fiscal 2004?

     The Board of Directors met 11 times during fiscal 2004. Each director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

Family Relationships

     Mr. Manea's two children are married to Mr. Diamont's two children. Mr. Menipaz is the son of Mr. Amitai's cousin. There are no other family relationships between any of the officers or directors.

Committees of the Board of Directors

Audit Committee

     The Board of Directors of the Company has an Audit Committee. The members of the Audit Committee in 2004 were Messrs. Mark Thum, Amos Kohn, Yeheskel Manea and Youval Menipaz. Mr. Thum resigned in 2004. The current members of the Audit Committee are Messrs. Kohn, Manea and Menipaz. All Audit Committee members are independent directors.

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the independent auditor's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The members of the Audit Committee in 2004 were Messrs. Mark Thum, Amos Kohn, Yeheskel Manea and Youval Menipaz. The current members of the Audit Committee are: Messrs. Kohn, Manea and Menipaz. All Audit Committee members are independent directors. The Audit Committee met four times during fiscal 2004.

     The Board of Directors determined that Mr. Manea is qualified as an Audit Committee Financial Expert. Mr. Manea is independent as determined by the AMEX listing standards.

Compensation Committee

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee in 2004 were Messrs. Thum, Kohn, Manea and Menipaz. The current members of the Compensation Committee are Messrs. Kohn, Manea and Menipaz. All Compensation Committee members are independent directors.

Compensation Committee Interlocks and Insider Participation

     Messrs. Kohn, Manea and Menipaz serve on the Compensation Committee. There are no compensation committee interlocks or insider participation on our compensation committee.

Nominating Committee

     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the power supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors has formed a nominating committee consisting of Messrs. Kohn, Manea and Menipaz who are independent as defined in the AMEX listing standards. The nominating committee recommends a slate of directors for election at the annual meeting. In accordance with AMEX rules, the slate of nominees is approved by a majority of the independent directors. The nominating committee does not have a charter.

     In carrying out its responsibilities, the nominating committee will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Leo Yen, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California 94538.

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                        Respectfully submitted,

                                        DIGITAL POWER CORPORATION
                                        AUDIT COMMITTEE

                                        Amos Kohn
                                        Yeheskel Manea
                                        Youval Menipaz

                                        Executive Officers

The following is a description of the business background of the Company's officers:

Ben-Zion Diamant

See Description of Directors above.

Jonathan Wax

See Description of Directors above.

Leo Yen

     Mr. Leo Yen became our Chief Financial Officer in January 2005. Mr. Yen is the President of Sagent Management, a financial, accounting and tax consulting firm. From 2002 to 2004, Mr. Yen founded and managed Crystal Compass, which was acquired by Sagent Management in 2004. From 1999 to 2002, he was a Senior Associate with Pricewaterhousecoopers LLP and from 1997 to 1999, he was a Senior Tax Consultant with Ernst & Young LLP. Mr. Yen holds a BS in Finance, Real Estate and Law and a BS in Accounting from California State Polytechnic University Pomona.

Code of Ethics

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. A copy of our code of ethics can be found on our website at http://www.digipwr.com/CodeofEthics.doc. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate compensation paid in the past three years for all services of the Chief Executive Officer. No other persons earned over $100,000 during the last fiscal year.


                                                           SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation
                                                                 ---------------------------------------------
                                       Annual Compensation                         Awards             Payouts
                                                                 ---------------------------------   ---------
                                                                  Restricted      Securities
                                                Other Annual        Stock         Underlying            LTIP
Name and                           Salary       Compensation       Award(s)         Options           Payouts        All Other
Principal Position      Year         ($)             ($)             ($)              (#)                ($)      Compensation
------------------      ----     ------------ ----------------  --------------  ---------------     -----------   ------------

Jonathan Wax, Chief     2004     $153,066         $12,541             $0            $150,000              $0             $0
Executive Officer



Options Granted in Last Fiscal Year

                                Individual Grants

                     Number of      Percent of Total
                     Securities     Options Granted
                     Underlying     to Employees in    Exercise Base  Expiration
          Name     Options Granted    Fiscal Year     Price ($/share)     Date
     ------------  ---------------  ----------------  --------------- ----------
     Jonathan Wax      150,000            39.6%            $0.99        1/2014

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2004, for all executive officers at the end of the year.

                                                                              Value of Unexercised
                                                                                     Options
                                                    Number of Options at          In-the-Money
                                                     December 31, 2004         at December 31, 2004
                Shares Acquired                       (Exercisable/              (Exercisable/
      Name       or Exercised     Value Realized      Unexercisable)           Unexercisable)(1)
     -------     --------------   --------------   ----------------------     ---------------------
  Jonathan Wax        0                 0                37,500/112,500           $9,750/$29,250


Footnotes to Table

(1)  Market price at December 31, 2004 for a share of common stock was $1.25.

Employment Agreements

     In January 2004, we entered into an employment agreement with Mr. Jonathan Wax, our President and Chief Executive Officer. The agreement has a term of one year with annual renewals thereafter. Annual compensation is $165,000. In the event of a change in control or early termination without cause, we will be required to pay Mr. Wax one year compensation. As a part of the employment contract, Mr. Wax was granted options to purchase 150,000 shares, 37,500 shares vested immediately and the remainder vests over three years.

                         Ten-Year Options/SAR Repricings

         There were no repricings during the year ended December 31, 2004

                      Equity Compensation Plan Information

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2004 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.


=====================================================================================================================
        Plan category          Number of securities to be    Weighted-average exercise      Number of securities
                                issued upon exercise of        price of outstanding        remaining available for
                                  outstanding options,     options, warrants and rights     future issuance under
                                  warrants and rights                                     equity compensation plans
                                                                                            (excluding securities
                                                                                          reflected in column (a))
                                          (a)                         (b)                               (c)
=====================================================================================================================
  Equity compensation plans            1,550,425                       1.37                        522,480
approved by security holders
=====================================================================================================================
  Equity compensation plans                -                             -                            -
  not approved by security
           holders
=====================================================================================================================
            Total                      1,550,425                       1.37                        522,480
=====================================================================================================================

                                  Benefit Plans

Equity Compensation Plans Not Approved by Security Holders

     Subsequent to the year end, on January 17, 2004, the Board granted 150,000 options that are not part of compensation plans approved by the security holders. There are options to purchase 150,000 shares of common stock granted in the fiscal 2004 to the Company's Chief Executive Officer and President at an exercise price of $0.99 vest 25% annual beginning January 17, 2004.

Employee Stock Ownership Plan

     We adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 2004, the ESOP owns, in the aggregate, 167,504 shares of our common stock. All eligible employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of our common stock owned by the ESOP are voted by the ESOP trustees. Mr. Wax and Mr. Diamant are the two trustees of the ESOP.

2002, 1998 and 1996 Stock Option Plans

     We have established the 2002, 1998 and 1996 Stock Option Plans (the "Plans"). The purposes of the Plans are to encourage stock ownership by our employees, officers, and directors to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment or service to us. The Plans provide for the grant of either incentive or non-statutory stock options. The exercise price of any stock option granted under the Plans may not be less than 100% of the fair market value of our common stock on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Generally, the Company's stock option agreements require all stock to be purchase by cash or check. Unless otherwise provided by the Board, an option granted under the Plans is exercisable for ten years. The Plans are administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. The Plans may be amended, suspended, or terminated by the Board but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by us. In general, no option is transferable by the optionee other than by will or the laws of descent and distribution.

     As of December 31, 2004, a total of 2,272,000 options are authorized to be issued under the 2002, 1998 and 1996 Plans and options to purchase 1,140,425 shares of common stock were outstanding.

401(k) Plan

     We adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of our full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. We match contributions at the rate of $0.25 for each $1.00 contributed up to 6% of the base salary. We can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     On March 31, 2003, we entered into an agreement to sell 900,000 shares of common stock to Telkoor Power Ltd. ("Telkoor") in consideration of $600,000. As a part of the transaction, Telkoor's warrant to purchase 900,000 shares was canceled. The warrant to purchase 900,000 shares would have expired on May 23, 2003. Our Chairman, Mr. Diamant owns 42.45% and our Director, Mr. Amitai owns 39.98% of the outstanding shares of Telkoor Power Ltd.

     On January 12, 2004, we entered into a securities purchase agreement with Telkoor. Under the securities purchase agreement, Telkoor acquired 290,023 shares of common stock for the aggregate purchase price of $250,000. Additionally, under the agreement, Telkoor had the right to invest an additional $250,000 on or before June 30, 2004. The purchase price per share for the additional investment was agreed to be the average closing price of the Company's common stock twenty (20) trading days prior to notice of intent to invest. On June 14, 2004, Telkoor gave notice of its intent to invest $250,000 and the parties entered into a definitive agreement on June 16, 2004. Telkoor purchased 221,238 shares at $1.13 per share.

     On February 3, 2005, Telkoor loaned the Company $250,000 through a Convertible Note. Under the terms of the Convertible Note, Telkoor loaned $250,000 interest free until the tenth business day after the Company announces its financial results for fiscal 2005. Telkoor has the right to convert the debt to common stock at $1.06 per share. The loan will automatically convert at $1.06 per share if the Company meets its set budget for the fiscal year 2005.

     There is currently a dispute between certain shareholders and managers of Telkoor, which is subject to litigation in Israel. Two of the members of our Board of Directors and the two members that comprise the Board of Directors of Digital Power Limited are involved in this dispute. Although, the Company does not believe the dispute has seriously effected the day-to-day operations of the Company, it has an impact on certain decision making on the Company or with one of its suppliers (Telkoor).

                                 PROPOSAL NO. 2

        APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's authorized capital stock currently consists of 10,000,000 shares of common stock and 1,500,000 shares of preferred stock. As of the record date of October 28, 2005, there were 6,161,859 shares of common stock outstanding and no preferred stock outstanding. The Board of Directors has proposed the Company increase its authorized common stock from 10,000,000 shares and 30,000,000 shares.

     The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to the Company through financings, additional research and development activities, and to provide equity incentives to employees, officers, and directors. Future issuances of additional shares of common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company. As of the date of this proxy statement, the Company has no understandings or agreements to issue additional shares of common stock.

     The amendment must be approved by the holders representing the majority of the outstanding shares of common stock. The effective date of the amendment will occur upon filing such amendment with the California Secretary of State. Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

     If this proposal 2 is adopted by the shareholders, the first paragraph of Section (a)(i) of Article III of the Articles of Incorporation will be amended to read as follows:

     "III: (a) (i) This Corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock, no par value, ("Preferred") and Common Stock, no par value, ("Common"). The total number of shares of Preferred this corporation shall have authority to issue is 2,000,000 and the total number of shares of Common the Corporation shall have authority to issue is 30,000,000."

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 30,000,000 SHARES.

PRINCIPAL ACCOUNTING FEES AND SERVICES.

     Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global served as our independent auditors for the annual audit for the year ended December 31, 2004 and 2003.

Audit Fees

     The aggregate fees billed by Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2004 was $98,000 and December 31, 2003 was $95,000.

Audit-Related Fees

     The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements for the years ended December 31, 2004 and 2003 was $0.

Tax Fees

     The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2004 was $24,000 and December 31, 2003 was $30,000.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal years ended December 31, 2004 and 2003 was $0.

     The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2004. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Proposals of Shareholders

     We must receive proposals intended to be presented by shareholders at 2006 annual meeting of shareholders no later than June 29, 2006 for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, Rule 14a-14 of the Exchange Act permits management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on June 29, 2006 and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on June 29, 2004.

     Notices of intention to present proposal at the 2006 Annual Meeting should be addressed to Digital Power Corporation, 41920 Christy Street, Fremont, CA 94538, Attention: Secretary. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Shareholders

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.digipwr.com.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                        By Order of the Board of Directors


                                        /s/ Leo Yen
                                        --------------------------------
                                        Leo Yen,
                                        Secretary

October 31, 2005

PROXY


                            DIGITAL POWER CORPORATION
                              41920 Christy Street
                                Fremont, CA 94538
                                 (510) 657-2635

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jonathan Wax and Leo Yen as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Digital Power Corporation held of record by the undersigned as of October 28, 2005, at the Annual Meeting of Shareholders to be held at the Company's headquarters located at 41920 Christy Street, Fremont, CA 94538, at 10:00 a.m. (PST), on November 17, 2005, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1:    To elect  directors to serve for the ensuing year and until their successors are elected.

Nominees

Ben-Zion Diamant                 [  ] FOR          [  ] WITHHOLD AUTHORITY
Jonathan Wax                     [  ] FOR          [  ] WITHHOLD AUTHORITY
Yehezkel Manea                   [  ] FOR          [  ] WITHHOLD AUTHORITY
Youval Menipaz                   [  ] FOR          [  ] WITHHOLD AUTHORITY
Amos Kohn                        [  ] FOR          [  ] WITHHOLD AUTHORITY

Proposal 2.    To  approve  an   amendment   to  the   Company's   Articles   of
               Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 30,000,000.

[  ]  FOR            [  ]  AGAINST             [  ]  WITHHOLD AUTHORITY


Proposal 3:    To transact  such other  business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: _____________, 2005
                                    -------------------------------
                                    Signature



                                    -------------------------------
                                    Signature


                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       2